UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEQUX

Putnam Global Equity Fund

Semiannual report 4|30|11

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking the benefits of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Putnam Global Equity Fund targets solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets. Though they have greater risk of volatility and illiquid securities, markets such as Brazil, Russia, India, and China may offer more robust economic growth.

The fund’s portfolio manager selects from thousands of stocks worldwide, with a strategy that seeks quality companies without a bias toward either growth- or value-style stocks. The manager seeks to buy the stocks of these companies when they are priced below what he determines to be their true worth.

While the fund typically favors midsize and large companies, it can also invest in small companies. The fund has the flexibility to invest in top global competitors wherever they are based. To gather information about this wide variety of companies and markets, the manager draws on in-house research by Putnam analysts based in Boston, London, and Singapore.

While investing in companies that operate under different economic and political systems involves risk, the fund may let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The manager diligently monitors risk, seeking to sell fund holdings and to hedge currencies that may offer more risk than reward.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Stock selection stresses fundamental analysis

In selecting holdings for the fund, the portfolio manager looks for stocks that have multiple sources of strength working in their favor. To consider a wide range of possible strengths, he uses a disciplined research process that stresses fundamental analysis. The process has three stages:

Screening: With support from a team of stock analysts, the manager screens companies around the world to focus on 100–200 stocks that he wants to consider buying for the portfolio.

Analysis: To determine which stocks to favor and which to reject, the manager and analysts meet with company managements and their competitors, customers, and suppliers.

Portfolio construction: The manager regularly reviews and monitors the fund’s holdings, seeking to build and maintain a portfolio that offers a balance of return and risk.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Darren A. Jaroch, CFA

The fund posted strong returns versus its benchmark and its Lipper peer group over the past six months. What were some of the main factors driving performance?

Stock selection was the primary driver of positive performance in the portfolio. From a top-down perspective, the dominant theme was the strengthening global economy, and this focus also guided sector positioning. I am pleased to say that we got it right during the period. We had a strong offensive stance in the portfolio, while being underweight the defensive categories. The portfolio was overweight energy and basic materials, and underweight financials, consumer staples, telecommunications, and utilities. I was very pleased with the fund’s performance for the six-month period.

Where did you find investment opportunities around the world?

During the period, we saw extremely strong performance in the U.S. stock market, as the United States posted much better-than-expected growth numbers. In addition, Europe bounced off its lows in the six-month period because of the evolving sovereign debt crisis. It was a period when everyone agreed that this was a worldwide economic expansion that was not being driven by China alone.

The portfolio had significant exposure to emerging markets outside the benchmark, including Russia, South Korea, Taiwan, Brazil, and China. There was a significant amount of divergent performance within that group. We achieved significant outperformance over the semiannual period, and many of those active bets were in the United States and Canada.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

What were some holdings that contributed to the strong performance?

Honam Petrochemical of South Korea, an out-of-benchmark holding, was our top performer during the period. Honam makes and sells ethylene, a petrochemical. While the input price of oil increased dramatically during the period, Honam’s prices for its chemicals increased even more dramatically. The prices of its products, which are used in housewares, pipes, films, and fabrics, rose even further. The company increased its manufacturing capacity dramatically at precisely the right time. It was truly levered to the global cyclical economic expansion.

Capital One Financial, an overweight benchmark holding, also contributed significantly. Capital One was not a favorite among investors, but as the U.S. credit environment improved, people were able to buy down debt and lower their interest rates. As a result, the company was able to improve its balance sheet, and the stock rallied.

Two other contributors were Aetna and UnitedHealth Group — both health maintenance organizations [HMOs]. The portfolio was overweight both of these holdings, even though health care could be considered a defensive investment. Prior to the period, both of these companies’ stocks suffered under the regulatory pressures brought about by the national health-care reform bill that passed last year. We believe that both Aetna and UnitedHealth have excellent management teams that quickly cut costs and gained efficiencies. The stocks appreciated significantly as a result.

What were some of the holdings that held back performance?

Banco Santander Brasil was an out-of-benchmark holding that detracted from performance. Brazil’s central bank is very sensitive to any inflationary pressures, and the company’s shares suffered when a more restrictive monetary policy was put in place

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

during the period. We continue to hold the stock, however, believing in its long-term potential and that it will benefit from Brazil’s secular economic growth story.

Longtop Financial Technologies, another out-of-benchmark holding, is a computer technology company that supplies technology to financial services firms in China. As big and wealthy as banks are in China, many still have antiquated computer systems. This stock has been a favorite of the stock “shorting” community and has not been able to shake that as a result. We still believe in the stock’s long-term potential.

Dongfeng Motor Group, another out-of-benchmark holding, is one of the top automakers in China. During the period, the Chinese government issued regulations for the automotive market, limiting the number of cars that could be registered in Beijing. There were also supply-chain issues that occurred for automotive parts and components in the wake of Japan’s earthquake and tsunami. This stock lost value as a result.

How did the fund use derivatives during the period?

We used currency forwards to hedge portions of our foreign currency exposures. Currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/11. Short-term holdings are excluded. Holdings will vary over time.

What is your outlook for the global equity markets and the economy?

We are generally very positive on equities, a view that is based on a whole host of factors, including stock valuations relative to bonds and other asset classes. Equities are trading at historically low prices, and there has been a significant improvement in corporate profitability due to efficiency gains and cost-restructuring.

In addition, we believe that the global economy is on solid footing. Companies have plenty of cash on hand, and there is significant liquidity for mergers and acquisitions, the raising of dividends, and stock buybacks. The flows out of equities also have been dramatic and historic over the past couple of years. We expect that more investment dollars will move out of fixed-income investments and into equities over the next several months, further boosting gains.

Headwinds remain, such as high energy costs and inflation. We hope that the price of oil will remain in the “sweet spot” of $90 to $100 per barrel. If it stays there, we should avoid demand destruction on the consumer side and corporate profits being hurt. With the Federal Reserve’s second round of quantitative easing, known as “QE2,” coming to an end in June, there is some risk of monetary policy mistakes. There is also the sovereign debt issue in Europe, and the ongoing risk of a new tempest occurring in the Middle East.

To be sure, we have entered a new phase of this V-shaped recovery. Going forward, it is my belief that many stocks are priced for similar outcomes. In this environment, my job as a portfolio manager is to determine and discern which ones are going to outperform and which ones are going to have worse outcomes. We have a positive outlook on

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

equities, but we are also entering a later part of the growth cycle and economic expansion, and it does not come without risks.

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.28%	7.90%	7.53%	7.53%	7.52%	7.52%	7.80%	7.57%	8.03%	8.42%

10 years	32.57	24.93	22.78	22.78	22.89	22.89	26.20	21.76	29.55	35.40
Annual average	2.86	2.25	2.07	2.07	2.08	2.08	2.35	1.99	2.62	3.08

5 years	5.59	–0.45	1.64	–0.28	1.66	1.66	3.06	–0.57	4.35	6.90
Annual average	1.09	–0.09	0.33	–0.06	0.33	0.33	0.60	–0.11	0.86	1.34

3 years	–3.79	–9.36	–6.02	–8.77	–5.93	–5.93	–5.18	–8.53	–4.48	–3.09
Annual average	–1.28	–3.22	–2.05	–3.01	–2.02	–2.02	–1.76	–2.93	–1.52	–1.04

1 year	20.60	13.64	19.63	14.63	19.63	18.63	19.98	15.79	20.42	20.84

6 months	19.45	12.62	18.99	13.99	19.03	18.03	19.24	15.09	19.41	19.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Prior performance benefited from the receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 4/30/11

		Lipper Global Large-Cap Core Funds
	MSCI World Index (ND)	category average*

Annual average (life of fund)	6.69%	8.24%

10 years	46.65	63.27
Annual average	3.90	4.86

5 years	12.15	18.63
Annual average	2.32	3.39

3 years	–1.70	1.47
Annual average	–0.57	0.43

1 year	18.25	18.14

6 months	14.75	13.39

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/11, there were 141, 138, 117, 101, 49, and 16 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.101		$0.033	$0.041	$0.060		$0.081	$0.122

Capital gains	—		—	—	—		—	—

Total	$0.101		$0.033	$0.041	$0.060		$0.081	$0.122

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/10	$8.41	$8.92	$7.57	$7.97	$8.05	$8.34	$8.31	$8.68

4/30/11	9.93	10.54	8.97	9.44	9.53	9.88	9.83	10.24

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.08%	7.71%	7.33%	7.33%	7.33%	7.33%	7.61%	7.38%	7.83%	8.22%

10 years	34.74	27.02	25.09	25.09	25.12	25.12	28.40	23.95	31.75	37.63
Annual average	3.03	2.42	2.26	2.26	2.27	2.27	2.53	2.17	2.80	3.25

5 years	5.58	–0.48	1.61	–0.32	1.73	1.73	3.04	–0.62	4.22	6.89
Annual average	1.09	–0.10	0.32	–0.06	0.34	0.34	0.60	–0.12	0.83	1.34

3 years	–3.03	–8.63	–5.21	–7.98	–5.08	–5.08	–4.41	–7.76	–3.73	–2.18
Annual average	–1.02	–2.96	–1.77	–2.73	–1.72	–1.72	–1.49	–2.66	–1.26	–0.73

1 year	16.51	9.77	15.66	10.66	15.74	14.74	15.99	11.93	16.30	16.88

6 months	19.97	13.10	19.48	14.48	19.52	18.52	19.75	15.56	19.79	20.11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/10*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Annualized expense ratio for the six-month period
ended 4/30/11†	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† Includes an increase of 0.02% in annualized performance fees for the six months ended 4/30/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.40	$11.46	$11.46	$10.11	$8.76	$6.04

Ending value (after expenses)	$1,194.50	$1,189.90	$1,190.30	$1,192.40	$1,194.10	$1,195.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.80	$10.54	$10.54	$9.30	$8.05	$5.56

Ending value (after expenses)	$1,018.05	$1,014.33	$1,014.33	$1,015.57	$1,016.81	$1,019.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/11 (Unaudited)

COMMON STOCKS (99.3%)*	Shares	Value

Airlines (0.8%)
Cathay Pacific Airways, Ltd. (Hong Kong)	1,671,000	$4,178,318

Qantas Airways, Ltd. (Australia) †	1,609,071	3,735,677

		7,913,995
Auto components (0.2%)
Autoliv, Inc. (Sweden)	27,600	2,211,588

		2,211,588
Automobiles (2.5%)
Dongfeng Motor Group Co., Ltd. (China)	4,328,000	6,787,586

Fiat SpA (Italy)	233,224	2,493,482

Ford Motor Co. †	123,600	1,912,092

Kia Motors Corp. (South Korea)	96,946	7,000,729

Nissan Motor Co., Ltd. (Japan)	624,200	6,016,271

		24,210,160
Chemicals (4.3%)
Agrium, Inc. (Canada)	52,600	4,768,726

Ashland, Inc.	234,680	14,568,934

BASF SE (Germany) †	81,797	8,419,831

CF Industries Holdings, Inc.	16,200	2,293,110

Honam Petrochemical Corp. (South Korea)	23,805	8,424,974

Nitto Denko Corp. (Japan)	74,000	3,966,589

		42,442,164
Commercial banks (6.3%)
Banco Santander Brasil (Unit) (Brazil)	1,075,700	12,393,488

Barclays PLC (United Kingdom)	1,722,179	8,158,466

BNP Paribas SA (France)	99,131	7,861,378

Bond Street Holdings, LLC 144A Class A † F	27,622	566,251

Sberbank OJSC (Russia) †	2,072,648	7,585,361

Wells Fargo & Co.	850,272	24,751,418

		61,316,362
Commercial services and supplies (1.9%)
R. R. Donnelley & Sons Co.	990,600	18,682,716

		18,682,716
Communications equipment (1.4%)
HTC Corp. (Taiwan)	167,000	7,614,613

Research in Motion, Ltd. (Canada) †	122,000	5,944,268

		13,558,881
Computers and peripherals (0.2%)
Asustek Computer, Inc. (Taiwan)	195,000	1,761,627

		1,761,627
Construction and engineering (1.1%)
Aveng, Ltd. (South Africa)	922,289	4,902,764

KBR, Inc.	148,400	5,694,108

		10,596,872
Consumer finance (2.1%)
Capital One Financial Corp.	378,500	20,715,305

		20,715,305
Diversified financial services (2.5%)
Criteria Caixacorp SA (Spain)	767,216	5,675,247

ING Groep NV ADR (Netherlands) † S	231,500	3,053,485

JPMorgan Chase & Co.	331,000	15,103,530

		23,832,262

COMMON STOCKS (99.3%)* cont.	Shares	Value

Diversified telecommunication services (2.8%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	285,300	$13,228,280

Verizon Communications, Inc.	374,700	14,156,166

		27,384,446
Electrical equipment (3.1%)
Mitsubishi Electric Corp. (Japan)	2,047,000	22,808,917

Schneider Electric SA (France) S	43,522	7,704,005

		30,512,922
Electronic equipment, instruments, and components (1.0%)
Vishay Intertechnology, Inc. †	480,968	9,176,869

		9,176,869
Energy equipment and services (2.6%)
National Oilwell Varco, Inc.	118,300	9,072,427

Oceaneering International, Inc. †	99,020	8,656,328

Oil States International, Inc. †	94,000	7,802,940

		25,531,695
Food products (1.0%)
Corn Products International, Inc.	176,700	9,736,170

		9,736,170
Health-care providers and services (4.7%)
Aetna, Inc.	713,249	29,514,244

UnitedHealth Group, Inc.	339,400	16,708,662

		46,222,906
Hotels, restaurants, and leisure (1.4%)
Compass Group PLC (United Kingdom)	1,217,507	11,897,293

Kangwon Land, Inc. (South Korea)	68,380	1,560,955

		13,458,248
Household durables (0.2%)
Garmin, Ltd. † S	53,000	1,814,190

		1,814,190
Household products (0.8%)
Reckitt Benckiser Group PLC (United Kingdom)	147,854	8,213,138

		8,213,138
Insurance (3.4%)
Allied World Assurance Company Holdings, Ltd.	44,100	2,865,177

AXA SA (France)	904,905	20,348,126

Hartford Financial Services Group, Inc. (The)	162,700	4,713,419

Prudential Financial, Inc.	80,000	5,073,600

		33,000,322
Internet software and services (0.7%)
Telecity Group PLC (United Kingdom) †	819,988	7,202,445

		7,202,445
IT Services (1.8%)
Accenture PLC Class A	272,900	15,590,777

Computer Sciences Corp.	48,700	2,482,726

		18,073,503
Leisure equipment and products (0.4%)
Sankyo Co., Ltd. (Japan)	81,500	4,233,328

		4,233,328
Machinery (0.9%)
ANDRITZ AG (Austria)	46,929	4,853,946

Fiat Industrial SpA (Italy) †	233,224	3,476,760

		8,330,706

COMMON STOCKS (99.3%)* cont.	Shares	Value

Media (2.2%)
DIRECTV Class A †	210,600	$10,233,054

Fuji Media Holdings, Inc. (Japan)	2,426	3,256,063

Vivendi (France)	264,931	8,327,499

		21,816,616
Metals and mining (5.0%)
BHP Billiton, Ltd. (Australia)	89,641	4,533,087

First Quantum Minerals, Ltd. (Canada)	20,800	2,964,706

Fortescue Metals Group, Ltd. (Australia)	1,661,800	11,273,580

Freeport-McMoRan Copper & Gold, Inc. Class B	74,800	4,116,244

Rio Tinto PLC (United Kingdom)	162,792	11,885,856

Vedanta Resources PLC (United Kingdom)	154,436	6,015,704

Xstrata PLC (United Kingdom)	327,379	8,334,681

		49,123,858
Oil, gas, and consumable fuels (12.8%)
Chevron Corp.	324,139	35,473,772

CNOOC, Ltd. (China)	901,000	2,243,242

Gazprom OAO (Russia)	2,573,875	21,767,724

GS Holdings (South Korea)	42,747	3,595,366

Inpex Holdings, Inc. (Japan)	960	7,364,072

Lukoil OAO ADR (Russia)	203,951	14,120,395

Nexen, Inc. (Canada)	204,596	5,413,645

Occidental Petroleum Corp.	112,400	12,846,196

OMV AG (Austria)	65,091	2,976,720

Petroleo Brasileiro SA ADR (Brazil)	65,500	2,445,115

Sunoco, Inc.	152,300	6,497,118

Surgutneftegas ADR (Russia)	483,303	5,160,045

Tatneft 144A ADR (Russia)	135,764	6,141,929

		126,045,339
Paper and forest products (1.8%)
Domtar Corp. (Canada)	192,812	17,935,372

		17,935,372
Pharmaceuticals (7.3%)
Astellas Pharma, Inc. (Japan)	230,000	8,783,234

AstraZeneca PLC (United Kingdom)	110,065	5,493,089

Eli Lilly & Co.	231,600	8,571,516

Forest Laboratories, Inc. †	58,800	1,949,808

Pfizer, Inc.	1,436,263	30,104,072

Sanofi (France)	212,386	16,814,072

		71,715,791
Real estate investment trusts (REITs) (0.4%)
CommonWealth REIT R	128,360	3,515,780

		3,515,780
Real estate management and development (1.0%)
Henderson Land Development Co., Ltd. (Hong Kong)	1,424,000	9,754,624

		9,754,624
Road and rail (3.9%)
Avis Budget Group, Inc. †	367,761	6,972,749

Canadian National Railway Co. (Canada)	346,600	26,890,400

Seino Holdings Co., Ltd. (Japan)	570,000	4,284,383

		38,147,532

COMMON STOCKS (99.3%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (3.1%)
GT Solar International, Inc. † S	534,000	$5,964,780

Jusung Engineering Co., Ltd. (South Korea) †	305,113	4,907,257

Macronix International Co., Ltd. (Taiwan)	10,709,159	7,030,123

Radiant Opto-Electronics Corp. (Taiwan)	1,985,000	6,018,873

Samsung Electronics Co., Ltd. (South Korea)	7,870	6,580,102

		30,501,135
Software (3.8%)
Adobe Systems, Inc. †	279,800	9,387,290

CA, Inc.	400,000	9,836,000

Intuit, Inc. †	91,389	5,077,573

Longtop Financial Technologies Ltd. ADR (Hong Kong) † S	164,317	3,706,992

Microsoft Corp.	362,290	9,426,786

		37,434,641
Specialty retail (1.7%)
Industria de Diseno Textil (Inditex) SA (Spain)	131,986	11,856,219

Kingfisher PLC (United Kingdom)	1,114,217	5,123,369

		16,979,588
Textiles, apparel, and luxury goods (2.2%)
Christian Dior SA (France)	19,073	3,066,509

Coach, Inc.	155,991	9,329,822

LVMH Moet Hennessy Louis Vuitton SA (France)	52,856	9,510,982

		21,907,313
Tobacco (2.8%)
Philip Morris International, Inc.	399,700	27,755,168

		27,755,168
Trading companies and distributors (2.2%)
Mitsui & Co., Ltd. (Japan)	650,300	11,578,460

W.W. Grainger, Inc.	68,000	10,308,800

		21,887,260
Wireless telecommunication services (1.0%)
China Mobile, Ltd. (China)	1,106,500	10,190,574

		10,190,574

Total common stocks (cost $831,294,933)		$974,843,411

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.375s,
January 15, 2017 [i]	$133,818	$154,899

Total U.S. treasury obligations (cost $154,899)		$154,899

SHORT-TERM INVESTMENTS (1.7%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.16% [d]	12,185,850	$12,185,850

Putnam Money Market Liquidity Fund 0.08% [e]	2,541,299	2,541,299

SSgA Prime Money Market Fund 0.09% i P	1,318,012	1,318,012

U.S. Treasury Bills for effective yields ranging from 0.14%
to 0.16%, November 17, 2011 ##	$640,000	639,432

Total short-term investments (cost $16,684,603)		$16,684,593

TOTAL INVESTMENTS

Total investments (cost $848,134,435)		$991,682,903

Key to holding’s abbreviations
ADR	American Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $981,667,877.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,126,050 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	46.3%	Hong Kong	1.8%

Japan	8.7	Spain	1.8

France	7.5	Brazil	1.5

United Kingdom	7.4	Germany	0.9

Canada	6.5	Austria	0.8

Russia	5.6	Italy	0.6

South Korea	3.3	South Africa	0.5

Taiwan	2.3	Netherlands	0.3

Australia	2.0	Sweden	0.2

China	2.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $279,580,191) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Australian Dollar	Buy	5/24/11	$8,214,914	$7,740,081	$474,833

	British Pound	Sell	5/24/11	110,928	107,017	(3,911)

	Canadian Dollar	Buy	5/24/11	373,416	365,007	8,409

	Euro	Sell	5/24/11	1,939,295	1,857,220	(82,075)

	Norwegian Krone	Sell	5/24/11	3,554,229	3,384,895	(169,334)

	Swedish Krona	Sell	5/24/11	449,746	428,345	(21,401)

	Swiss Franc	Buy	5/24/11	11,775,052	11,019,928	755,124

	Barclays Bank PLC

	British Pound	Sell	5/24/11	845,659	816,769	(28,890)

	Euro	Sell	5/24/11	546,585	524,053	(22,532)

	Hong Kong Dollar	Sell	5/24/11	8,561,233	8,552,202	(9,031)

	Japanese Yen	Sell	5/24/11	1,099,435	1,062,408	(37,027)

	Norwegian Krone	Buy	5/24/11	44,037	41,981	2,056

	Swedish Krona	Buy	5/24/11	4,430,517	4,221,024	209,493

	Swiss Franc	Buy	5/24/11	1,924,780	1,802,283	122,497

	Citibank, N.A.

	Australian Dollar	Buy	5/24/11	1,946,314	1,834,562	111,752

	British Pound	Sell	5/24/11	3,279,060	3,166,212	(112,848)

	Canadian Dollar	Buy	5/24/11	2,820,167	2,757,793	62,374

	Danish Krone	Buy	5/24/11	4,684,230	4,526,712	157,518

	Euro	Sell	5/24/11	10,474,386	10,043,330	(431,056)

	Hong Kong Dollar	Sell	5/24/11	9,910,720	9,905,714	(5,006)

	Norwegian Krone	Sell	5/24/11	2,730,965	2,602,247	(128,718)

	Singapore Dollar	Sell	5/24/11	1,201,427	1,166,025	(35,402)

	Swedish Krona	Sell	5/24/11	1,022,501	974,299	(48,202)

	Swiss Franc	Buy	5/24/11	180,748	169,225	11,523

	Credit Suisse AG

	Australian Dollar	Buy	5/24/11	1,403,854	1,323,197	80,657

	British Pound	Buy	5/24/11	1,604,447	1,548,357	56,090

	Canadian Dollar	Buy	5/24/11	1,457,632	1,424,015	33,617

	Euro	Sell	5/24/11	2,958,470	2,835,197	(123,273)

	Japanese Yen	Buy	5/24/11	6,089,157	5,880,657	208,500

	Norwegian Krone	Sell	5/24/11	2,329,046	2,217,318	(111,728)

	Swedish Krona	Buy	5/24/11	83,371	79,392	3,979

	Swiss Franc	Buy	5/24/11	10,485,381	9,812,644	672,737

	Deutsche Bank AG

	Canadian Dollar	Sell	5/24/11	806,532	788,289	(18,243)

	Euro	Buy	5/24/11	1,343,775	1,287,742	56,033

	Swedish Krona	Buy	5/24/11	1,489,919	1,418,517	71,402

	Swiss Franc	Buy	5/24/11	1,268,713	1,187,596	81,117

	Goldman Sachs International

	Australian Dollar	Buy	5/24/11	5,756,993	5,426,389	330,604

	British Pound	Buy	5/24/11	217,178	209,712	7,466

	Euro	Sell	5/24/11	4,254,645	4,080,203	(174,442)

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $279,580,191) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Japanese Yen	Buy	5/24/11	$263,671	$254,742	$8,929

	Norwegian Krone	Sell	5/24/11	5,639,146	5,368,530	(270,616)

	Swedish Krona	Buy	5/24/11	1,530,370	1,458,076	72,294

HSBC Bank USA, National Association

	Australian Dollar	Buy	5/24/11	1,070,478	1,008,417	62,061

	British Pound	Sell	5/24/11	3,025,796	2,921,085	(104,711)

	Euro	Sell	5/24/11	6,923,956	6,637,527	(286,429)

	Hong Kong Dollar	Sell	5/24/11	4,566,835	4,562,370	(4,465)

	Norwegian Krone	Buy	5/24/11	1,739,483	1,655,947	83,536

	Swiss Franc	Sell	5/24/11	997,417	933,959	(63,458)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	5/24/11	1,171,793	1,104,335	(67,458)

	British Pound	Buy	5/24/11	11,978,224	11,566,859	411,365

	Canadian Dollar	Buy	5/24/11	824,283	805,905	18,378

	Euro	Buy	5/24/11	297,760	285,585	12,175

	Hong Kong Dollar	Buy	5/24/11	676,733	676,125	608

	Japanese Yen	Sell	5/24/11	261,707	252,899	(8,808)

	Norwegian Krone	Buy	5/24/11	732,902	698,416	34,486

	Singapore Dollar	Buy	5/24/11	8,332,945	8,089,389	243,556

	Swedish Krona	Sell	5/24/11	355,351	338,524	(16,827)

	Swiss Franc	Buy	5/24/11	484,582	453,639	30,943

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	5/24/11	1,024,307	963,715	60,592

	British Pound	Buy	5/24/11	6,407,765	6,186,708	221,057

	Canadian Dollar	Sell	5/24/11	1,360,950	1,329,823	(31,127)

	Euro	Sell	5/24/11	6,693,666	6,414,800	(278,866)

	Israeli Shekel	Buy	5/24/11	1,253,268	1,225,976	27,292

	Japanese Yen	Sell	5/24/11	4,785,730	4,622,906	(162,824)

	Swedish Krona	Buy	5/24/11	2,226,399	2,121,075	105,324

	Swiss Franc	Buy	5/24/11	4,154,900	3,890,389	264,511

State Street Bank and Trust Co.

	Australian Dollar	Sell	5/24/11	3,866,588	3,643,907	(222,681)

	Canadian Dollar	Buy	5/24/11	75,127	73,444	1,683

	Euro	Sell	5/24/11	8,053,901	7,723,531	(330,370)

	Israeli Shekel	Buy	5/24/11	1,253,298	1,228,056	25,242

	Norwegian Krone	Sell	5/24/11	3,703,421	3,529,081	(174,340)

	Swedish Krona	Buy	5/24/11	6,918,800	6,589,485	329,315

UBS AG

	Australian Dollar	Sell	5/24/11	3,355,638	3,162,384	(193,254)

	British Pound	Buy	5/24/11	8,261,299	7,977,485	283,814

	Canadian Dollar	Buy	5/24/11	1,058,434	1,034,707	23,727

	Euro	Buy	5/24/11	8,433,219	8,086,829	346,390

	Israeli Shekel	Buy	5/24/11	1,253,298	1,227,282	26,016

	Norwegian Krone	Buy	5/24/11	19,170,457	18,252,809	917,648

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $279,580,191) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Swedish Krona	Sell	5/24/11	$213,459	$203,360	$(10,099)

	Swiss Franc	Buy	5/24/11	4,672,829	4,373,070	299,759

Westpac Banking Corp.

	Australian Dollar	Buy	5/24/11	8,226,621	7,738,329	488,292

	British Pound	Buy	5/24/11	2,842,698	2,745,098	97,600

	Canadian Dollar	Buy	5/24/11	2,992,610	2,926,703	65,907

	Euro	Sell	5/24/11	3,357,361	3,217,784	(139,577)

	Japanese Yen	Buy	5/24/11	1,480,343	1,430,569	49,774

Total						$4,201,026

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$25,500,746	$81,130,285	$—

Consumer staples	37,491,338	8,213,138	—

Energy	88,207,541	63,369,493	—

Financials	92,185,202	59,383,202	566,251

Health care	86,848,302	31,090,395	—

Industrials	68,548,773	67,523,230	—

Information technology	76,594,061	41,115,040	—

Materials	46,647,092	62,854,302	—

Telecommunication services	14,156,166	23,418,854	—

Total common stocks	536,179,221	438,097,939	566,251

U.S. Treasury obligations	—	154,899	—

Short-term investments	3,859,311	12,825,282	—

Totals by level	$540,038,532	$451,078,120	$566,251

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,201,026	$—

Totals by level	$—	$4,201,026	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/11 (Unaudited)

ASSETS

Investment in securities, at value, including $11,821,473 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $833,407,286)	$976,955,754
Affiliated issuers (identified cost $14,727,149) (Notes 1 and 6)	14,727,149

Cash	106,988

Dividends, interest and other receivables	3,931,113

Receivable for shares of the fund sold	180,387

Receivable for investments sold	17,008

Unrealized appreciation on forward currency contracts (Note 1)	8,130,055

Total assets	1,004,048,454

LIABILITIES

Payable for investments purchased	250,368

Payable for shares of the fund repurchased	2,794,338

Payable for compensation of Manager (Note 2)	596,030

Payable for investor servicing fees (Note 2)	231,412

Payable for custodian fees (Note 2)	65,514

Payable for Trustee compensation and expenses (Note 2)	450,451

Payable for administrative services (Note 2)	3,391

Payable for distribution fees (Note 2)	228,195

Unrealized depreciation on forward currency contracts (Note 1)	3,929,029

Collateral on securities loaned, at value (Note 1)	12,185,850

Collateral on certain derivative contracts, at value (Note 1)	1,472,911

Other accrued expenses	173,088

Total liabilities	22,380,577

Net assets	$981,667,877

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,337,466,038

Undistributed net investment income (Note 1)	2,607,964

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(506,189,548)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	147,783,423

Total — Representing net assets applicable to capital shares outstanding	$981,667,877

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($893,412,261 divided by 89,930,239 shares)	$9.93

Offering price per class A share (100/94.25 of $9.93)*	$10.54

Net asset value and offering price per class B share ($33,615,391 divided by 3,746,353 shares)**	$8.97

Net asset value and offering price per class C share ($14,917,982 divided by 1,579,536 shares)**	$9.44

Net asset value and redemption price per class M share ($14,862,859 divided by 1,559,712 shares)	$9.53

Offering price per class M share (100/96.50 of $9.53)*	$9.88

Net asset value, offering price and redemption price per class R share
($1,559,854 divided by 158,750 shares)	$9.83

Net asset value, offering price and redemption price per class Y share
($23,299,530 divided by 2,274,705 shares)	$10.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $464,034)	$9,551,872

Interest (including interest income of $8,488 from investments in affiliated issuers) (Note 6)	11,079

Securities lending (Note 1)	30,774

Total investment income	9,593,725

EXPENSES

Compensation of Manager (Note 2)	3,291,677

Investor servicing fees (Note 2)	1,448,395

Custodian fees (Note 2)	68,611

Trustee compensation and expenses (Note 2)	48,426

Administrative services (Note 2)	15,253

Distribution fees — Class A (Note 2)	1,038,435

Distribution fees — Class B (Note 2)	169,874

Distribution fees — Class C (Note 2)	69,994

Distribution fees — Class M (Note 2)	51,793

Distribution fees — Class R (Note 2)	3,455

Other	196,790

Total expenses	6,402,703

Expense reduction (Note 2)	(19,229)

Net expenses	6,383,474

Net investment income	3,210,251

Net realized gain on investments (Notes 1 and 3)	33,708,639

Net realized gain on foreign currency transactions (Note 1)	6,829,509

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	3,699,796

Net unrealized appreciation of investments during the period	117,210,425

Net gain on investments	161,448,369

Net increase in net assets resulting from operations	$164,658,620

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/11*	Year ended 10/31/10

Operations:
Net investment income	$3,210,251	$11,160,525

Net realized gain on investments
and foreign currency transactions	40,538,148	27,633,434

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	120,910,221	52,780,979

Net increase in net assets resulting from operations	164,658,620	91,574,938

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,371,219)	(22,291,693)

Class B	(143,522)	(1,008,356)

Class C	(68,247)	(307,225)

Class M	(97,264)	(331,894)

Class R	(12,403)	(38,312)

Class Y	(278,212)	(626,801)

Increase in capital from settlement payments	55,006	496,702

Redemption fees (Note 1)	300	5,002

Decrease from capital share transactions (Note 4)	(53,205,523)	(109,123,549)

Total increase (decrease) in net assets	101,537,536	(41,651,188)

NET ASSETS

Beginning of period	880,130,341	921,781,529

End of period (including undistributed net investment
income of $2,607,964 and $9,368,580, respectively)	$981,667,877	$880,130,341

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
April 30, 2011**	$8.41	.03	1.59	1.62	(.10)	(.10)	—	— [b,e]	$9.93	19.45 *	$893,412	.67*	.37*	29*
October 31, 2010	7.79	.10	.74	.84	(.22)	(.22)	—	— [b,f]	8.41	10.87	796,770	1.42	1.29	125
October 31, 2009	6.55	.15	1.10 [g]	1.25	(.01)	(.01)	—	— [b,h,i]	7.79	19.13 [g]	821,586	1.42 [j]	2.22 [j]	105
October 31, 2008	13.13	.13	(6.39)	(6.26)	(.32)	(.32)	—	—	6.55	(48.72)	834,994	1.30 [j]	1.31 [j]	96
October 31, 2007	10.64	.11	2.56	2.67	(.18)	(.18)	—	—	13.13	25.36	1,923,100	1.25 [j]	.90 [j]	84
October 31, 2006	8.76	.10 [k]	1.86	1.96	(.08)	(.08)	—	—	10.64	22.46	1,666,331	1.23 [j,k]	1.02 [j,k]	88

Class B
April 30, 2011**	$7.57	— [b]	1.43	1.43	(.03)	(.03)	—	— [b,e]	$8.97	18.99 *	$33,615	1.05*	(.01)*	29*
October 31, 2010	7.02	.04	.67	.71	(.16)	(.16)	—	— [b,f]	7.57	10.15	34,938	2.17	.55	125
October 31, 2009	5.94	.09	.99 [g]	1.08	—	—	—	— [b,h,i]	7.02	18.18 [g]	48,621	2.17 [j]	1.52 [j]	105
October 31, 2008	11.92	.05	(5.81)	(5.76)	(.22)	(.22)	—	—	5.94	(49.13)	71,660	2.05 [j]	.49 [j]	96
October 31, 2007	9.67	.02	2.33	2.35	(.10)	(.10)	—	—	11.92	24.44	255,746	2.00 [j]	.15 [j]	84
October 31, 2006	7.96	.02 [k]	1.69	1.71	— [b]	— [b]	—	—	9.67	21.54	296,523	1.98 [j,k]	.24 [j,k]	88

Class C
April 30, 2011**	$7.97	— [b]	1.51	1.51	(.04)	(.04)	—	— [b,e]	$9.44	19.03 *	$14,918	1.05*	(.01)*	29*
October 31, 2010	7.40	.04	.69	.73	(.16)	(.16)	—	— [b,f]	7.97	10.00	13,543	2.17	.54	125
October 31, 2009	6.26	.09	1.05 [g]	1.14	—	—	—	— [b,h,i]	7.40	18.21 [g]	14,315	2.17 [j]	1.48 [j]	105
October 31, 2008	12.56	.05	(6.11)	(6.06)	(.24)	(.24)	—	—	6.26	(49.08)	15,385	2.05 [j]	.55 [j]	96
October 31, 2007	10.19	.02	2.45	2.47	(.10)	(.10)	—	—	12.56	24.44	38,138	2.00 [j]	.15 [j]	84
October 31, 2006	8.39	.02 [k]	1.79	1.81	(.01)	(.01)	—	—	10.19	21.55	31,684	1.98 [j,k]	.25 [j,k]	88

Class M
April 30, 2011**	$8.05	.01	1.53	1.54	(.06)	(.06)	—	— [b,e]	$9.53	19.24 *	$14,863	.92*	.12*	29*
October 31, 2010	7.47	.06	.70	.76	(.18)	(.18)	—	— [b,f]	8.05	10.29	13,348	1.92	.79	125
October 31, 2009	6.30	.11	1.06 [g]	1.17	—	—	—	— [b,h,i]	7.47	18.57 [g]	14,007	1.92 [j]	1.72 [j]	105
October 31, 2008	12.64	.08	(6.16)	(6.08)	(.26)	(.26)	—	—	6.30	(48.99)	14,015	1.80 [j]	.81 [j]	96
October 31, 2007	10.25	.05	2.46	2.51	(.12)	(.12)	—	—	12.64	24.75	34,459	1.75 [j]	.40 [j]	84
October 31, 2006	8.44	.05 [k]	1.79	1.84	(.03)	(.03)	—	—	10.25	21.84	30,816	1.73 [j,k]	.50 [j,k]	88

Class R
April 30, 2011**	$8.31	.02	1.58	1.60	(.08)	(.08)	—	— [b,e]	$9.83	19.41 *	$1,560	.80*	.25*	29*
October 31, 2010	7.70	.08	.73	.81	(.20)	(.20)	—	— [b,f]	8.31	10.64	1,246	1.67	1.03	125
October 31, 2009	6.48	.13	1.09 [g]	1.22	—	—	—	— [b,h,i]	7.70	18.83 [g]	1,484	1.67 [j]	1.94 [j]	105
October 31, 2008	13.02	.11	(6.34)	(6.23)	(.31)	(.31)	—	—	6.48	(48.86)	1,195	1.55 [j]	1.08 [j]	96
October 31, 2007	10.57	.08	2.54	2.62	(.17)	(.17)	—	—	13.02	25.06	1,266	1.50 [j]	.66 [j]	84
October 31, 2006	8.72	.08 [k]	1.84	1.92	(.07)	(.07)	—	—	10.57	22.11	1,144	1.48 [j,k]	.82 [j,k]	88

Class Y
April 30, 2011**	$8.68	.05	1.63	1.68	(.12)	(.12)	—	— [b,e]	$10.24	19.59 *	$23,300	.55*	.49*	29*
October 31, 2010	8.02	.13	.76	.89	(.23)	(.23)	—	— [b,f]	8.68	11.30	20,286	1.17	1.54	125
October 31, 2009	6.76	.17	1.13 [g]	1.30	(.04)	(.04)	—	— [b,h,i]	8.02	19.34 [g]	21,769	1.16 [j]	2.51 [j]	105
October 31, 2008	13.54	.17	(6.60)	(6.43)	(.35)	(.35)	—	—	6.76	(48.59)	23,986	1.05 [j]	1.59 [j]	96
October 31, 2007	10.97	.14	2.63	2.77	(.20)	(.20)	—	—	13.54	25.65	35,250	1.00 [j]	1.16 [j]	84
October 31, 2006	9.03	.12 [k]	1.92	2.04	(.10)	(.10)	—	—	10.97	22.75	26,681	.98 [j,k]	1.25 [j,k]	88

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009.

This payment resulted in an increase to total returns of 0.92% for the year ended October 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp. which amounted to less than $0.01 per share outstanding on May 21, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

j Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.12%

October 31, 2008	0.01

October 31, 2007	<0.01

October 31, 2006	<0.01

k Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.05% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Equity Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in growth- and/or value-oriented common stocks issued by large and midsize companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to November 1, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through April 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,549,140 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,128,453 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $269,838.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $11,821,473 and the fund received cash collateral of $12,185,850.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the fund had a capital loss carryover of $546,361,280 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$35,917,432	October 31, 2011

224,492,177	October 31, 2016

285,951,671	October 31, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $848,500,851, resulting in gross unrealized appreciation and depreciation of $176,038,844 and $32,856,792, respectively, or net unrealized appreciation of $143,182,052.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion,
0.615%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.35% of the fund’s average net assets before an increase of $90,588 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,136 under the expense offset arrangements and by $17,093 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $535, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21,407 and $473 from the sale of class A and class M shares, respectively, and received $17,521 and $178 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $40 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $266,080,004 and $304,188,327, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	2,355,802	$21,584,348	4,266,943	$34,247,401

Shares issued in connection with
reinvestment of distributions	993,043	8,602,095	2,609,433	20,823,276

	3,348,845	30,186,443	6,876,376	55,070,677

Shares repurchased	(8,159,438)	(73,891,204)	(17,657,125)	(140,604,232)

Net decrease	(4,810,593)	$(43,704,761)	(10,780,749)	$(85,533,555)

	Six months ended 4/30/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	135,495	$1,112,953	349,996	$2,523,395

Shares issued in connection with
reinvestment of distributions	17,708	138,841	135,039	976,329

	153,203	1,251,794	485,035	3,499,724

Shares repurchased	(1,022,627)	(8,407,706)	(2,793,069)	(20,207,624)

Net decrease	(869,424)	$(7,155,912)	(2,308,034)	$(16,707,900)

	Six months ended 4/30/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	44,869	$389,726	120,415	$915,525

Shares issued in connection with
reinvestment of distributions	7,592	62,635	36,931	281,044

	52,461	452,361	157,346	1,196,569

Shares repurchased	(171,679)	(1,486,389)	(394,275)	(3,001,500)

Net decrease	(119,218)	$(1,034,028)	(236,929)	$(1,804,931)

	Six months ended 4/30/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	36,102	$312,597	58,989	$453,555

Shares issued in connection with
reinvestment of distributions	11,180	93,021	42,063	322,621

	47,282	405,618	101,052	776,176

Shares repurchased	(145,355)	(1,249,374)	(319,259)	(2,444,438)

Net decrease	(98,073)	$(843,756)	(218,207)	$(1,668,262)

	Six months ended 4/30/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	23,333	$211,261	40,252	$316,358

Shares issued in connection with
reinvestment of distributions	1,444	12,379	4,844	38,264

	24,777	223,640	45,096	354,622

Shares repurchased	(15,955)	(144,241)	(87,896)	(700,620)

Net increase (decrease)	8,822	$79,399	(42,800)	$(345,998)

	Six months ended 4/30/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	206,425	$1,957,754	155,427	$1,268,263

Shares issued in connection with
reinvestment of distributions	29,910	266,801	73,759	605,557

	236,335	2,224,555	229,186	1,873,820

Shares repurchased	(299,294)	(2,771,020)	(604,128)	(4,936,723)

Net decrease	(62,959)	$(546,465)	(374,942)	$(3,062,903)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$8,130,055	Payables	$3,929,029

Total		$8,130,055		$3,929,029

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$6,717,094	$6,717,094

Total	$6,717,094	$6,717,094

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$3,747,816	$3,747,816

Total	$3,747,816	$3,747,816

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $8,488 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $119,192,029 and $140,113,328, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Robert T. Burns
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank and Trust	Principal Financial Officer	Nancy E. Florek
Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
John A. Hill, Chairman	Beth S. Mazor	Assistant Treasurer
Jameson A. Baxter,	Vice President
Vice Chairman

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA006
267777 6/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011